UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):   January 1, 2007

EQUIFAX INC.
(Exact name of registrant as specified in Charter)

Georgia	001-06605	58-0401110
(State or other jurisdiction	(Commission File	(IRS Employer
of incorporation)	Number)	Identification No.)

1550 Peachtree Street, N.W.
Atlanta, Georgia		30309
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:  (404) 885-8000

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐ Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

Effective January 1, 2007, following a strategic review of its business which resulted in certain organizational changes, Equifax Inc. (the “Company”) reorganized its reportable segments as follows:

•                  U.S. Consumer Information Solutions consists of the former Marketing Services and North America Information Services operating segments (excluding U.S. Commercial Services and Canada).

•                  North America Commercial Solutions represents the Company’s commercial business for the United States and Canada that was formerly reported within North America Information Services.

•                  International consists of the Company’s consumer business in Canada and all of our businesses in Europe and Latin America.

•                  North America Personal Solutions was not affected by the organizational changes and continues to be reported on its historical basis but now as a reportable segment instead of a component of North America Information Services.

The Company is recasting the presentation of its reportable segments for all periods presented in certain sections of its Annual Report on Form 10-K for the year ended December 31, 2006 (“2006 Form 10-K) to conform to the new reporting structure. Included in this Form 8-K are the following items recast only to reflect the above changes to the Company’s reportable segments:

•                  Business (Part I, Item 1);

•                  Management’s Discussion and Analysis of Financial Condition and Results of Operations (“MD&A”)(Part II, Item 7); and

•                  Financial Statements and Supplementary Data (Part II, Item 8).

Item 9.01.  Financial Statements and Exhibits.

(d)	Exhibits

23.1	Consent of Independent Registered Public Accounting Firm
99.1	Business, revised only to reflect change in reportable segments.
99.2	MD&A, revised only to reflect the change in reportable segments.
99.3

Financial Statements and Supplementary Data, revised only to reflect the change in reportable segments. Included in Item 8 is the Report of Independent Registered Public Accounting Firm dated February 27, 2007, except with respect to their opinion on Consolidated Financial Statements as it relates to the effects of the changes in segments discussed in Note 14, as to which the date is May 3, 2007.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EQUIFAX INC.

	By:	/s/ Lee Adrean
	Name:	Lee Adrean
	Title:	Corporate Vice President and
Chief Financial Officer

Date: May 4, 2007

Exhibit Index

The following exhibit is being filed with this report:

Exhibit No.	Description
23.1	Consent of Independent Registered Public Accounting Firm
99.1	Business, revised only to reflect change in reportable segments.
99.2	MD&A, revised only to reflect the change in reportable segments.
99.3

Financial Statements and Supplementary Data, revised only to reflect the change in reportable segments. Included in Item 8 is the Report of Independent Registered Public Accounting Firm dated February 27, 2007, except with respect to their opinion on Consolidated Financial Statements as it relates to the effects of the changes in segments discussed in Note 14, as to which the date is May 3, 2007.